SUPPLEMENT DATED OCTOBER 16, 1998

                                  TO

                          WEBS INDEX FUND, INC.

                              PROSPECTUS

                         DATED OCTOBER 29, 1997


        This Supplement relates to the Prospectus of WEBS Index Fund, Inc. (the "Fund") dated October 29, 1997 (the "Prospectus") and is in addition to the Supplements thereto dated April 22, 1998 and September 15, 1998.

        The following paragraph replaces the fourth paragraph under the heading "The Fund and Its WEBS Index Series - Investment Policies" in the
Prospectus:


        Each WEBS Index Series has the following policy with respect to industry concentration: With respect to the two most heavily weighted industries or groups of industries in the benchmark index of the WEBS Index Series, the WEBS Index Series will invest in portfolio securities (consistent with its investment objective and other investment policies) such that the weighting of each such industry or group of industries in the WEBS Index Series does not diverge by more than 10 percentage points from the respective weighting of such industry or group of industries in the benchmark index. An exception to the general policy stated in the previous sentence is that if investment in the stock of a single issuer would account for more than 25% of the WEBS Index Series, the WEBS Index Series will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in the benchmark index. Each WEBS Index Series will evaluate these industry weightings not less frequently than weekly, and at the time of such an evaluation, will adjust its portfolio composition to the extent necessary to maintain compliance with the above-stated policy. A WEBS Index Series will not concentrate its investments except as discussed above. As of August 31, 1998, as a result of this policy with respect to industry concentration, the Italy WEBS Index Series concentrates (that is, it invests 25% or more of the value of its assets) in the Telecommunications industry, the Spain WEBS Index Series concentrates in the Banking industry, the Sweden WEBS Index Series concentrates in the Electrical & Electronics industry, and the Switzerland WEBS Index Series concentrates in the Health & Personal Care industry.